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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sparton Corporation (the "Company") on Form 10-K for the year ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Richard L. Langley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Richard L. Langley

Date: August 29, 2003                Richard L. Langley, Chief Financial Officer

  A signed original of this written statement required by Section 906 has been provided to Sparton Corporation and will be retained by Sparton Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

NYSE:SPA                                                          [SPARTON LOGO]

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